UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2004

Rotech Healthcare Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50940	030408870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of Principal Executive Offices) (Zip Code)

(407) 822-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 16, 2004, Rotech Healthcare Inc. (the “Company”) issued a press release announcing that it filed a registration statement on Form 8-A with the Securities and Exchange Commission in order to register its common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Company also commented on a recent report issued by the Office of Inspector General of the Department of Health and Human Services regarding Medicare payment rates for home oxygen equipment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits

99.1	Press release of the Company dated September 16, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: September 16, 2004	By:	/s/ Philip L. Carter
Philip L. Carter
President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company dated September 16, 2004.

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